Exhibit 99.1 to Form 8-K
Berthel Growth & Income Trust I

IN THE UNITED STATES DISTRICT COURT
FOR THE NORTHERN DISTRICT OF IOWA
CEDAR RAPIDS DIVISION

UNITED STATES OF AMERICA,	)
)
Plaintiff,	)
)
v.	)	Case No. 08-CIV-151-LRR
)
BERTHEL SBIC, LLC	)
)
Defendant.	)
)

SECOND RECEIVER’S REPORT FOR THE PERIOD
JANUARY 1, 2010 THROUGH DECEMBER 31, 2010

This Second Receiver’s Report (“Receiver’s Report”) is being filed by the United States Small Business Administration (“SBA”), as the Receiver (“Receiver”) of Berthel SBIC, LLC (“Berthel”). This report summarizes the activities of the receivership for the period from January 1, 2010 through December 31, 2010 (the “Reporting Period”). The Receiver filed the First Receiver’s Report for the Period from January 7, 2009 through December 31, 2009 (the “First Report”) with this Court on February 26, 2010. The First Report was approved by Order of this Court entered March 3, 2010.

II.           OPERATATION OF THE RECEIVERSHIP
A.	General Operations

Pursuant to Paragraph 1 of the Order of this Court entered January 7, 2009 (the “Receivership Order”), the primary function of the Receiver is to marshal and liquidate the assets of Berthel, and to distribute the liquidation proceeds to creditors under the supervision of this Court. Accordingly, the Receiver has marshaled and is in the process of liquidating the assets of Berthel, as discussed in greater detail below. During this Reporting Period, the Receiver collected an aggregate amount of $132,500.00 from the liquidation of assets.

Exhibit 99.1 to Form 8-K
Berthel Growth & Income Trust I

B.	Personnel

Pursuant to paragraph 5 of the Receivership Order, the Receiver has retained personnel to effectuate the operation of the receivership. Specifically, during this Reporting Period the Receiver has continued to retain Barbara R. Klein to act in the capacity of Principal Agent for the Receiver. The Riggs Group, PC (“TRG”), has continued to perform accounting and cash management functions, as needed, including processing accounts payable, accounts receivable and bank account reconciliation. Recovery Support Services, Inc. (“RSS”) and Stephanie Sheridan, Administrative Agent to the Receiverships, have provided administrative services to the Receivership including, but not limited to, paralegal and officef administrative services. Richard Moser and Charles Fulford have performed asset valuation services, and Professional Business Services, Inc. has prepared IRS 1099 forms for the Receiver. Finally, the law firm of Ober, Kaler, Grimes & Shriver, P.C., Washington, D.C., has continued to provide limited securities and corporate law advice, as needed.

D.	Receivership Office

The Receiver has continued to administer the receivership estate from the SBA Receivership Office located at 1100 G Street, NW, Washington, D.C. 200051. The Receiver, in order to limit expenses, shares overhead expenses such as office space and administrative services with other receiverships for which the SBA has been appointed Receiver.

E.   Books, Records and Files

The books, records and files needed for receivership operations continue to be maintained at the Receivership Office. Those books, records and files which are not needed on an immediate basis are maintained at an off-site secure document storage facility.

F.   Receivership Accounts

The Receiver’s funds are maintained in a fully collateralized interest-bearing receivership bank account with BB&T Bank, Wilson, NC, in the name of “SBA as Receiver for Berthel SBIC, LLC”. As of December 31, 2010, the account balance on the Berthel receivership account was $317,008.76.

__________________

1 During this reporting period, the Receivership Office relocated from the 2nd and 9 th floors of 1100 G. Street, N.W. to the ll th floor.

Exhibit 99.1 to Form 8-K
Berthel Growth & Income Trust I

G.   Receiver’s Certificate of Indebtedness

As discussed in the First Report, pursuant to paragraph 10 of the Receivership Order the Receiver borrowed $100,000 from SBA and issued SBA a Receiver’s Certificate of Indebtedness in February 2009 in order to provide the Receivership with sufficient funds to pay administrative expenses of the Receivership and to fund the Receiver’s liquidation activities as required by the Receivership Order. In accordance with the Receivership Order, the Receiver’s had priority over all other debts and obligations of Berthel.

The Receiver repaid $50,000 of the indebtedness in October 2009, with $7,342.47 representing repayment of accrued interest, and the balance representing partial repayment of principal. In July 2010, the Receiver repaid the remaining balance of $61,270.33, with $3,927.56 representing unpaid and accrued interest, and the balance representing payment of outstanding principal. The Receiver’s Certificate is now paid in full.

H.   Corporate Compliance

Berthel is a Delaware limited liability company. As of the end of this Reporting Period, Berthel was current in its filings with Delaware.

I.   Tax Returns and Accounting Matters

During this Reporting Period, TRG has continued its ongoing review of available pre-receivership accounting records of Berthel and a limited reconstruction of records, as needed. In addition, TRG has created and maintained receivership accounting books and records, and has prepared interim accounting schedules at the request of the Receiver.

As discussed in the First Report, Berthel is a single member limited liability company which is  wholly owned by it parent, Berthel Growth and Income Trust I (The “Trust”). Prior to the Receivership, the Trust included Berthel on its tax returns. The Trust has advised the Receiver that it will continue to file tax returns which include Berthel. During this Reporting Period, the Receiver provided the Trust with the information necessary to enable the Trust to prepare and file 2009 tax returns on behalf of the Trust and Berthel. At the end of this Reporting period, the Receiver was in the process of preparing information for the Trust for the preparation of the 2010 tax returns.

Exhibit 99.1 to Form 8-K
Berthel Growth & Income Trust I

J.   SEC Reporting

Both Berthel and its parent, the Trust, are registered with the U.S. Securities and Exchange Commission (“SEC”). The Trust was required to file SEC annual and quarterly report forms 10-K and 10-Q with the SEC on behalf of itself and Berthel. However, in accordance with a SEC “No Action” letter dated May 5, 2009, the Trust has ceased filing annual and quarterly forms 10-K and 10-Q and, instead, is now required to file SEC Form 8-K in connection with the occurrence of certain events including, but not limited to, reporting on “all material developments related to the SBIC’s receivership (including copies of any Court Reports).”

III.           ANALYSIS OF ASSETS

Berthel’s assets at the date of entry of the Receivership Order consisted of cash and debt and equity investments. Pursuant to Paragraph 3 of the Receivership Order, the former management of Berthel identified seven (7) portfolio concerns of Berthel as of the date the Receivership Order was entered. During the first Reporting Period, the Receiver liquidated Berthel’s investments in two (2) portfolio concerns, Physicians Total Care, Inc. and the Schebler Company. During this Reporting Period, the Receiver liquidated Berthel’s investment in EDmin.com, Inc. and determined that there will be no recovery of Berthel’s investment on one portfolio concern, Feed Management Systems, Inc. The investments in EDmin.com and Feed Management Systems, Inc., as well as the remaining assets of Berthel, are discussed below.

A.	Accounts Resolved During Reporting Period

1. EDmin.com
Asset at 1/1/10	261,203 shares of series A convertible
Preferred stock.
Asset at 21/31/10
0
Collections during
Reporting Period	$132,500.00

EDmin.com, located in California, provides internet-based software products, technology planning, and systems integration to educational institutions. Its shares are not publicly traded. At the beginning of this Reporting Period, Berthel owned 261,203 shares of Series A convertible preferred stock.

As discussed in the First Report, EDmin.com made an offer at the end of the First Reporting Period to purchase the EDmin.com stock held by Berthel. The Receiver was in the process of reviewing the offer at the end of the First Reporting Period and, after further negotiations, the Receiver sold the stock to EDmin.com for $132,500 in June 2010. The Receiver determined that such sale was in the best interests of the receivership estate after a review of financial and other relevant information pertaining EDmin.com. This asset is now fully liquidated and there will be no further collections in connection with Berthel’s investment in EDmin.com.

B.  Asset to be Abandoned

1. Feed Management Systems, Inc.
Asset at 1/1/10	435,590 shares of common stock

Asset at 12/31/10
0
Collections during
Reporting Period:	0

As discussed in the last Receiver’s Report, Feed Management Systems, Inc. (FMS), formerly known as “Easy Systems, Inc.,” was a privately held company located in Minnesota, It designed and manufactured equipment and software for agricultural feed control systems. Berthel owned 435,590 shares of common stock of FMS, which it acquired on January 30, 2002 when prior debt and preferred securities were converted to common stock after FMS emerged from bankruptcy.

Exhibit 99.1 to Form 8-K
Berthel Growth & Income Trust I

As discussed in the First Report, FMS sold 25% of its equity to another company (the “acquiring accompany”) in April, 2008. During this Reporting Period, the acquiring company exercised its right to acquire the remaining 75% of the equity of FMS under a merger agreement executed in connection with the sale of the 25% equity stake in FMS and, on July 1, 2010, FMS was merged into an indirect wholly owned subsidiary of the acquiring company. FMS advised the Receiver that all sales proceeds after payment of expenses were used to pay the liquidation preferences of the Series A stock and there were no proceeds available to distribute to common shareholders. Therefore, there will be no recoveries for Berthel in connection with this investment, an the Receiver recommends and requests that this Court authorize the Receiver to abandon further liquidation efforts.

C.  Open Portfolio Investment Accounts

1. CeloNova Biosciences, Inc.
Asset at 1/1/10	1,899,783 shares of common stock

Asset at 12/31/10
No change
Collections during
Reporting Period:	0

CeloNova BioSciences (“CeloNova”), formerly known as “Imed Devices, Inc.,” (“Imed”), is a privately held biosciences company located in Georgia. Its primary focus is the manufacture of medical devices coated with a polymer called Polyzene®-F. Berthel owns 1,899,783 shares of common stock of CeloNova, representing .36% ownership interest in the company. Berthel acquired a portion of the stock in 2002 in connection with a release of certain claims Berthel asserted against FutureMatrix Interventional, Inc. (discussed below) and Imed, and acquired the balance of the shares in 2003 in consideration for the release of certain contractual rights held by Berthel.

Exhibit 99.1 to Form 8-K
Berthel Growth & Income Trust I

As discussed in the First Report, the Receiver requested financial and other information from the company during the First Reporting Period, but did not receive such information until this Reporting Period. During this Reporting Period, the Receiver has reviewed and analyzed the company’s information as it has been received, and is currently in the process of determining the course of action with respect to disposition of this asset which would be in the best interests of the receivership estate.

2. FutureMatrix Inerventional, Inc.
Asset at 1/1/10	905,203 shares of common stock

Asset at 12/31/10
No change
Collections during
Reporting Period:	$0

FutureMatrix Interventional, Inc. (FMI), f/k/a “FutureMed Interventional, Inc.”, is a privately held medical device manufacturer and development company located in Texas. Its major products are catheters and stents used primarily by radiologists and urologists. According to Berthel’s records, Berthel owns 905,203 shares of common stock of FMI, representing ownership of between 6% and 7% of equity of the company. Berthel acquired the shares of common stock upon the exercise of a Warrant Exercise Agreement dated June 2006, and further received a payment of $500,000 from FMI in consideration of the termination of certain rights previously held by Berthel.

During this Reporting Period, FMI made the Receiver an offer to purchase the FMI common stock from Berthel. Based upon the information available to the Receiver, the offer appeared to be insufficient and, as of the end of this Reporting Period, the Receiver was exploring options to maximize recovery on this asset.

3. Inter-med
Asset at 1/1/10	2,557.1670 shares of common stock

Asset at 12/31/10
No change
Collections during
Reporting Period:	$0

Exhibit 99.1 to Form 8-K
Berthel Growth & Income Trust I

Inter-Med (d/b/a Vista Dental) ( “Inter-Med”) sells dental, periodontal and endodontal supplies, primarily small equipment and disposables. It is a privately held company located in Wisconsin. Berthel owns 2,557.1670 shares of common stock of Inter-Med, representing 18.8872% interest in the company on a fully diluted basis. Berthel also made two debt investments in Inter-Med, both of which were repaid prior to the receivership.

During this Reporting Period, the Receiver and Inter-Med reached an agreement in principle to sell the Inter-Med stock back to the company. The Receiver and Inter-Med were in the process of negotiating the terms of a sales agreement as of the end of this Reporting Period.

V.           CLAIMS AGAINST BERTHEL AND THE RECEIVERSHIP

A.           Receivers Certificate

As discussed above at pages 3 and 4, the Receiver repaid the Receiver’s Certificate in full during this Reporting Period.

B.   SBA Judgment

This Court entered a judgment in favor of SBA, against Berthel, in the principal amount of $2,773,841.50, plus accrued interest in the amount of $17,598.79 through November 17, 2008, plus accrued interest in the amount of $566.15 per day up to entry of judgment on January 7, 2009, together with post-judgment interest at the rate allowed by law. As of the end of this Reporting Period, Berthel had not made any payments in reduction of the judgment.

C.	Claims Bar Date

As discussed in the First Report, this Court entered an Order on December 21, 2009 establishing the order of priority for the payment of administrative expenses and claims against Berthel and authorizing the Receiver to pay such claims in the following order of priority:

Exhibit 99.1 to Form 8-K
Berthel Growth & Income Trust I

a)           First, any and all administrative expenses of the receivership estate, including repayment of the Receiver’s Certificate;

b)           Second, to SBA, a consent judgment in the principal amount of $2,773,841.50, plus accrued interest in the amount of $17,598.79 through November 17, 2008, plus accrued interest in the amount of $566.15 per day up to entry of judgment on January 7, 2009, together with post-judgment interest at the rate allowed by law; and

c)           Third, to the sole equity member of Berthel SBIC, Berthel Growth and income Trust.

Accordingly, the Receiver repaid the outstanding Receiver’s Certificate of Indebtedness in full, discussed above at pages 3 and 4 and has paid continuing administrative expenses of the receivership as such expenses have arisen. Administrative expenses will continue until the close of the Receivership.

At the present time, Berthel does not have sufficient assets to repay the SBA judgment and, consequently, there are no assets available to distribute to the equity member of Berthel.

Pursuant to paragraph 4 of the Order entered December 21, 2009, any person who failed to file a claim pursuant to the terms of the Claims Bar Date Order is forever barred from asserting, pursuing or prosecuting any pre-receivership claim against SBIC Partners, the Receiver, or assets or funds in the possession of the Receiver.

VI.           LITIGATION

Berthel is a named party to this Receivership proceeding. The Receiver is not aware of any additional litigation to which Berthel is a party at the present time.

VII.           RECEIPTS AND DISBURSEMENTS

The Berthel receivership shares office space, overhead expenses and administrative services with other SBA receiverships. This arrangement is beneficial to Berthel as operating costs for each individual receivership are reduced by such sharing of costs, as well as by the Receiver’s use of certain services, such as telephone lines, provided by the Federal Government. The rent, administrative, and overhead expenses pertaining to the operation of the office are originally disbursed by RSS, the company which holds the lease for office space. The expenses are then allocated each month, after accounts are reconciled, to all the receiverships, including Berthel.

Exhibit 99.1 to Form 8-K
Berthel Growth & Income Trust I

The Cash Receipts and Disbursements for the Receivership for the period from January 1, 2010 through December 31, 2010 are set forth on the schedule attached to this Receiver’s Report as Exhibit A.

This Receiver’s Report was prepared by Barbara R. Klein, with accounting information provided by The Riggs Group, P.C.

Respectfully submitted,
U.S. SMALL BUSINESS ADMINISTRATION
As Receiver for Berthel SBIC, LLC

Date: /d/ 2/28/11	By:	/s/ Barbara R. Klein
Barbara R. Klein
Principal Agent for the Receiver

Exhibit 99.1 to Form 8-K
Berthel Growth & Income Trust I

Exhibit A

The schedule below sets forth receipts and disbursements for the periods 01-01-10 to 12-31-10 and 01-07-09 to 12-31-10 respectively.

	01-01-10 to 12-31-10	01-07-09 to 12-31-10

1. Total Cash on Hand at the Beginning of Period	$354,390.67	$1,480.14

2. Receivership Operations
A. Receipts from Receivership Operations:
Schebler Company		184,679.94

Sale of Assets:		170,000.00
Schebler Company
EDmin.com, Inc.	132,500.00	132,500.00
Physicians Total Care		85,000.00

Other:
Interest Earned from Cash Accounts	27.76	43.59

Total Receipts from Receivership Operations	$132,527.76	$572,223.53

B. Disbursements from Receivership Operations
Accounting/Bookkeeping Fees	31,141.25	78,548.26
Agent Fees	28,913.00	66,913.00
Rent/Overhead Allocation	24,744.13	38,624.89
Legal Services	7,063.13	21,449.13
Administrative Services	2,482.37	12,424.54
Valuation Fees	7,500.00	9,650.00
IT Systems Support Expenses	4,417.00	6,546.83
Deposit on Receivership Office Space		4,000.00
Travel Expenses	428.86	2,655.05
Record Storage Fees	596.98	1,225.24
Delivery Services	137.50	1,213.41
Trustee Fees/Bank Charges	568.58	920.92
Corporate Compliance	194.60	506.84
Filing Fees	250.00	500.00
Computer and Office Equipment	185.00	185.00
Advertising (including Bar Notice Publication)		44.53
Communication Costs (Internet Fees/Fax/Phone)	17.24	17.24
Total Disbursements from Receivership Operations	$108,639.64	$245,424.88
Net Cash Gain/{Loss} from Receivership Operations	$23,888.12	$326,798.65

3. Borrowing for Receivership Operations
Receiver Certificates Obtained from SBA		$100,000.00
Receiver Certificates {Paid with Interest} to SBA	$61,270.03	$111,270.02

4. Total Cash on Hand for Period Ended Dec 31
	$317,008.76	$317,008.76